                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         FIRST WASHINGTON FINANCIALCORP
-----------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Its Charter)

                         FIRST WASHINGTON FINANCIALCORP
-----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                                    March 20, 2002


To Our Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of First Washington FinancialCorp to be held on Wednesday, April 24, 2002 at 3:30 p.m. at the Main Office of First Washington State Bank, the company's wholly owned subsidiary, U. S. Route 130 and Main Street, Windsor, New Jersey 08561.

         At the annual meeting, shareholders will be asked to consider and vote upon:

         1. The election of three directors to the company's board of directors;

         2. Such other business as shall properly come before the annual meeting.

         The board of directors of the company believes that each of the proposals being submitted to the shareholders is in the best interest of the company and its shareholders, and urges you to vote in favor of each of these proposals.

                                     Very truly yours,



                                     C. Herbert Schneider
                                     President and Chief Executive Officer

                         FIRST WASHINGTON FINANCIALCORP
                         U.S. Route 130 and Main Street
                            Windsor, New Jersey 08561


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2002


         Notice is hereby given that the annual meeting of shareholders of First Washington FinancialCorp will be held at the Main Office of First Washington State Bank, U. S. Route 130 and Main Street, Windsor, New Jersey 08561 on Wednesday, April 24, 2002, at 3:30 p.m., for the purpose of considering and voting upon the following matters:

         1. The election of the three persons named in the accompanying proxy statement to serve as directors of the company for a term of three years each; and

         2. Such other business as shall properly come before the annual meeting.

         Shareholders of record at the close of business on March 6, 2002 are entitled to notice of and to vote at the annual meeting. Whether or not you contemplate attending the annual meeting, it is recommended that the enclosed proxy be executed and returned to the company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the company a later dated proxy or by delivering a written notice of revocation to the company.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 C. Herbert Schneider
                                 President and Chief Executive Officer
Windsor, New Jersey
March 20, 2002


                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY
         You are urged to sign and return the enclosed proxy to the company promptly in the envelope provided so that there may be sufficient representation at the annual meeting.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2002

                       GENERAL PROXY STATEMENT INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of the company for use in the company's annual meeting to be held on April 24, 2002, at 3:30 p.m., at the Main Office of the bank, U. S. Route 130 and Main Street, Windsor, New Jersey 08561.

         The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the company is on or about March 20, 2002.


Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of and to vote at the annual meeting is March 6, 2002. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the annual meeting.

         On the record date, 2,890,954 shares of common stock were outstanding and eligible to be voted at the annual meeting. Each share of common stock is entitled to one vote per share.

         All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of management's proposals unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

Revocability of Proxies

         Any shareholder giving a proxy has the right to attend and vote at the annual meeting in person. A proxy may be revoked prior to the annual meeting by sending written notice of revocation or a duly executed proxy bearing a later date to First Washington FinancialCorp, U. S. Route 130 and Main Street, Windsor, New Jersey 08561, Attn: Mrs. Nora Rauscher, Assistant Corporate Secretary. A proxy may be revoked at the annual meeting by filing written notice of such revocation with the secretary of the annual meeting prior to the voting of such proxy.

Solicitation of Proxies

         This proxy solicitation is being made by the board of directors of the company and the cost of the solicitation will be borne by the company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                              ELECTION OF DIRECTORS

         The by-laws of the company provide that the number of directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the board of directors. The board has fixed the number of directors at nine.

         Pursuant to the company's certificate of incorporation, directors are divided into three classes, as nearly equal in number as possible, with the terms of office of one class expiring each year. As such, the terms of office of one class of directors, consisting of directors Mayes, Pfeffer and Schneider, expires at the 2002 annual meeting and these directors are standing for re-election.

         It is intended that the proxies solicited by the board of directors will be voted for the three persons named below (unless the shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee(s) as is (are) selected by the board of directors. The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

         Each candidate for director has been nominated to serve a three-year term until the 2005 annual meeting and thereafter until his/her successor shall have been duly elected and shall have qualified. The names of the nominees for election and the directors whose terms run beyond this annual meeting and certain information about them are set forth in the following tables:

                      NOMINEES FOR ELECTION AS DIRECTORS AT
                               2002 ANNUAL MEETING


      Name, Position with                          Principal Occupation                        Director          Term
        Company and Age                         During the Past Five Years                      Since(1)        Expires
        ---------------                         --------------------------                      --------        -------
 Joe J. Mayes                    President and Owner, Lets Go Travel; Consultant to               1991            2002
 Director, 66                    Manufactured Housing Industry

 Steven I. Pfeffer               Shareholder in the law firm of Levin, Shea & Pfeffer,            1989            2002
 Director, 56                    P.A.

 C. Herbert Schneider            President and Chief Executive Officer of the Bank                1991            2002
 Director, 54


          Directors whose terms continue beyond the 2002 annual meeting

     Name, Position with                            Principal Occupation                       Director          Term
       Company and Age                           During the Past Five Years                     Since(1)        Expires
       ---------------                           --------------------------                     --------        -------
James N. Corcodilos              Retired, formerly Owner and Executive Officer, Jim's           1989             2003
Director, 76                     Country Diner and Corcodilos, Inc. (restaurants)

Abraham S. Opatut                President, Colonial Marketing Associates/Colonial Foods,       1989             2003
Chairman                         Inc. (wholesale foods)
Director, 54

Ross Wishnick                    President, r.e.w.Build, Corp. (builder/developer)              1989             2003
Director, 50


Harry Horowitz                   President, H&H Gas and Appliance Co., (propane and             1989             2004
Vice Chairman                    appliance sales)
Director, 78


James R. Johnson, Jr.            President, Bil-Jim Construction Co., Inc. (heavy               1989             2004
Director, 49                     construction)


Jerry Kokes                      Senior Vice President                                          1989             2004
Director, 54                     The Kokes Organization (developer)

         (1)   Includes prior service on the board of directors of the bank

         No director of the company is also a director of any company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

Board Meetings; Committees of the Board

         The board of directors of the company held 13 meetings during 2001. All directors attended at least 75% of such meetings and meetings of committees of the board on which such directors served.

         The full board of directors functions as the nominating committee of the company.

         The company maintains an audit committee. The audit committee arranges for the bank's director's examinations through its independent certified public accountants, evaluates and implements the recommendations of the director's examinations and interim audits performed by the bank's internal auditor, receives all reports of examination of the company and the bank by bank regulatory agencies, analyzes such regulatory reports, and reports to the board the results of its analysis of the regulatory reports. The audit committee meets at the beginning of the board of directors meetings as required. It formally met four (4) times outside of regularly scheduled board of directors meetings during 2001. The audit committee consisted of all members of the board of directors, except for C. Herbert Schneider. The board of directors has not adopted a written charter for the audit committee, as the company's common stock is not traded on a national securities exchange or on the NASDAQ system.

         The company maintains a personnel and compensation committee. The personnel and compensation committee reviews and makes recommendations to the board of directors as to staffing levels for the company and the bank, performance evaluations, compensation levels and benefits. The personnel and compensation committee met three (3) times during 2001 outside of regular board meetings, and consisted of Messrs. Opatut, Horowitz, Wishnick, Kokes, and Johnson.

Audit Committee Report

         The audit committee meets periodically to consider the adequacy of the company's financial controls and the objectivity of its financial reporting. The audit committee meets with the company's independent auditors and the company's internal auditor, both whom have unrestricted access to the audit committee.

         All directors who serve on the audit committee are "independent", as that term is defined in the NASD listing standards.

         In connection with this year's financial statements, the audit committee has reviewed and discussed the company's audited financial statements with the company's officers and Grant Thornton LLP, our independent auditors. We have discussed with Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, ("Communication with Audit Committees"). We also have received the written disclosures and letters from Grant Thornton LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and have discussed with representatives of Grant Thornton LLP their independence.

         Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the company's Annual Report on form 10-KSB for the fiscal year 2001 for filing with the U.S. Securities and Exchange Commission.

         Joe J. Mayes               Abraham S. Opatut      James R. Johnson, Jr
         Steven I. Pfeffer          Ross Wishnick          Jerry Kokes
         James N. Corcodilos        Harry Horowitz

                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

         The following table sets forth information concerning the beneficial ownership of the company's common stock, as of December 31, 2001 by each director, by each executive officer listed on the cash compensation table and by all directors and executive officers as a group, and by any individual or group owning 5% or more of the company's common stock. The company knows of no person or group which beneficially owns 5% or more of the common stock, except as set forth below.

      ==============================================================================================
                                                  Number of Shares          Percent of Common
             Name of Beneficial Owner          Beneficially Owned (1)             Stock
      ----------------------------------------------------------------------------------------------
      Directors:
      James N. Corcodilos                           186,527 (2)                    6.40%
      ----------------------------------------------------------------------------------------------
      Harry Horowitz                                 45,352 (3)                    1.56%
      ----------------------------------------------------------------------------------------------
      James R.  Johnson, Jr.                        248,967 (4)                    8.54%
      ----------------------------------------------------------------------------------------------
      Jerry Kokes                                   135,067 (5)                    4.63%
      ----------------------------------------------------------------------------------------------
      Joe J. Mayes                                  249,715 (6)                    8.57%
      ----------------------------------------------------------------------------------------------
      Abraham S. Opatut                             122,607 (7)                    4.21%
      ----------------------------------------------------------------------------------------------
      Steven I. Pfeffer                             158,485 (8)                    5.44%
      ----------------------------------------------------------------------------------------------
      C. Herbert Schneider                          117,421 (9)                    3.98%
      ----------------------------------------------------------------------------------------------
      Ross Wishnick                                  91,565 (10)                   3.14%
      ----------------------------------------------------------------------------------------------
      Directors and Executive                     1,384,137 (11)                  43.80%
      Officers of the Bank as
      a group (16 persons)
      ----------------------------------------------------------------------------------------------
      5% Shareholders:
      ------------------------------------
      Mr. James R. Johnson, Jr.                     248,967 (4)                    8.54%
      PO Box 783
      Jackson, NJ 08527
      ----------------------------------------------------------------------------------------------
      Mr. Joe J. Mayes                              249,715 (6)                    8.57%
      28 Clearview Court South
      Palm Coast, FL 32137
      ----------------------------------------------------------------------------------------------
      Mr. James N. Corcodilos                       186,527 (2)                    6.40%
      PO Box 301
      Windsor, NJ 08561
      ----------------------------------------------------------------------------------------------
      Mr. Steven I. Pfeffer                         158,485 (8)                    5.44%
      1448 14th Street
      Lakewood, NJ 08701
      ==============================================================================================

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person. Shares granted under the 1997 Incentive Stock Option plan, are also included.

(2) Of this total, 3,009 shares are held by Mr. Corcodilos as custodian for his three grandchildren and 24,233 shares are purchasable upon the exercise of stock options.

(3) Of this total, 16,284 shares are held by a profit sharing plan of which Mr. Horowitz is trustee and 24,233 shares are purchasable upon the exercise of stock options.

(4) Of this total, 7,283 shares are held by a limited partnership of which Mr. Johnson is the general managing partner; 14,575 shares are held by a partnership of which Mr. Johnson is a general partner; 3,500 shares are held by Mr. Johnson's wife in her name; and 24,233 shares are purchasable upon the exercise of stock options.

(5) Of this total,110,506 shares are held jointly with Mr. Kokes' wife and 24,233 shares are purchasable upon the exercise of stock options.

(6) Of this total, 49,167 shares are held by a trust of which Mr. Mayes is a trustee, 833 shares are held jointly with Mr. Mayes' wife as custodian for their grandchild and 24,233 shares are purchasable upon the exercise of stock options.

(7) Of this total, 68,612 shares are held jointly with Mr. Opatut's wife; 2,678 shares are held by Mr. Opatut's wife in her name; 15,711 shares are owned by a partnership of which Mr. Opatut is a partner; 2,212 are owned by a limited liability company of which Mr. Opatut is a managing member; and 24,233 shares are purchasable upon the exercise of stock options.

(8) Of this total, 102,916 shares are held jointly by Mr. Pfeffer and his wife; 6,389 shares are held by Mr. Pfeffer's wife in her name; 17,431 shares held by a self directed IRA of which Mr. Pfeffer is a beneficiary; and 24,233 shares are purchasable upon the exercise of stock options.

(9) Of this total, 17,791 shares are held by Mr. Schneider's wife in her name. Also included are 57,909 shares that may be acquired by Mr. Schneider upon the exercise of stock options under the 1997 Incentive Stock Option plan.

(10) Of this total, 31,114 shares are held by Mr. Wishnick's wife in her name; and 24,233 shares are purchasable upon the exercise of stock options.

(11) Includes 17,319 shares that may be acquired upon the exercise of stock options not otherwise disclosed in these notes.

                             EXECUTIVE COMPENSATION


         Executive Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief executive officer of the company. Other than the chief executive officer, no officer received compensation in excess of $100,000 in 2001.

                           SUMMARY COMPENSATION TABLE
                 Cash and Cash Equivalent Forms of Remuneration

===============================================================================================================
                                           Annual Compensation                         Long-Term Compensation
                                           --------------------------------------------------------------------
                                                                          Other                Awards
                                                                         Annual     ---------------------------
Name and Principal Position        Year       Salary        Bonus     Compensation      Securities Underlying
                                   2001         ($)          ($)         ($) (1)               Options/
                                                                                                 SARs
                                                                                                 (#)
---------------------------------------------------------------------------------------------------------------
C. Herbert Schneider, Chief        2001    $231,616           -            -                      -
Executive Officer and President  ------------------------------------------------------------------------------

                                   2000     220,148           -            -                      -
                                 ------------------------------------------------------------------------------

                                   1999     198,098           -            -                    6,250
===============================================================================================================

(1) The company believes the value of these perquisites and other benefits to be less than 10% of the salary and bonus reported in the table above. Mr. Schneider is provided with an automobile for business use in connection with his services as an executive and all expenses relating to this vehicle are paid by the company. We are unable to determine with reasonable effort and expense the extent or value of the benefits, if any, which Mr. Schneider may have derived for the value of the personal use of such automobile. In any event, we believe after reasonable inquiry that the value of the personal use of the automobile does not exceed $5,000 per year in the aggregate.

Employment Agreements

         The company entered into a Change in Control Agreement with Mr. Schneider, as of November 4, 1998. The agreement remains in effect for a period of three years and is automatically extended for an additional one year period on the anniversary date unless the board of directors votes not to extend the initial term. The agreement defines a "Change in Control" to mean the following:
(1) the acquisition of the beneficial ownership of at least 25% of the company's voting securities or all or substantially all of the assets of the company by a single person or entity, or a group of affiliated persons or entities acting in concert; (2) the merger, consolidation or combination of the company with an unaffiliated corporation in which the directors of the company immediately prior to such merger, consolidation or combination constitute less than a majority of the board of directors of the surviving, new or combined entity; (3) the transfer of all or substantially all of the company's assets; (4) the election to the board of directors of the company during any consecutive three year period of a group of individuals constituting a majority of the board who were not serving as directors of the company immediately prior to the consecutive three year period.

      In the event of a change in control and Mr. Schneider's termination, as a result of the change, as provided in the agreement, he will receive a lump sum equal to 2.99 times the highest annual compensation paid to him during any three calendar years immediately prior to the change in control. Should there be such a change in control and termination during 2002, Mr. Schneider would be entitled to a payment of $692,532. In no event may the change in control payments and benefits to Mr. Schneider exceed the limitations imposed under Section 280G of the Internal Revenue Code. The board has the right to terminate Mr. Schneider for cause as defined in the agreement.

1997 Stock Option Plan

         Under the 1997 Stock Option Plan, options for an aggregate of 345,933 shares of common stock may be issued, subject to adjustment in the event of stock dividends, stock splits, and certain other capital changes. The 1997 Stock Option Plan provides that both nonqualified options and incentive stock options under the Internal Revenue Code of 1986, as amended may be issued. During 2001 no options were granted under the 1997 Stock Option Plan to our Chief Executive Officer.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the company named in the table above. No stock options were exercised by such executive officers during 2001.

                              AGGREGATED OPTION/SAR
                            EXERCISES IN LAST FISCAL
                             YEAR AND FY-END OPTION

===================================================================================================================
                                                                 Number of Securities
                                                                      Underlying             Value of Unexercised
                                                               Unexercised Options/SARs     In-the-Money Options/
                        Shares Acquired on        Value       at FY-End (#) Exercisable/  SARs at FY-End (Based on
         Name              Exercise (#)         Realized             Unexercisable          $14.50 per share) (1)
         ----              ------------         --------             -------------          ---------------------
-------------------------------------------------------------------------------------------------------------------
C. Herbert Schneider           N/A              $   N/A                57,910(E)                  $500,341(E)
===================================================================================================================

(1) Based upon the closing price of the common stock on the OTC Bulletin Board at year end minus the exercise price per share.

Director Compensation

         The company does not currently pay directors fees. Directors of the bank receive $500 per board meeting attended. In addition, during 2001, the Chairman of the bank received a retainer of $6,250 per month and the Vice Chairman of the bank received a retainer of $1,458 per month. During 2001, no director received compensation for any committee meeting attended. Directors may also participate in the 1997 Stock Option Plan. During 2001, no options were granted to any director under the 1997 Stock Option Plan.

1999 Stock Option Plan

         During 1999, the board of directors adopted the 1999 Stock Option Plan pursuant to which non-employee directors of the company may receive options to purchase up to an aggregate of 70,000 shares of the company's common stock. The board adopted this program because it believed that tying director compensation to performance of the company's stock is in the best interests of the company's shareholders. Under the 1999 Stock Option Plan, the exercise price of all options granted is to be no less than 100% of the fair market value of the common stock on the date of grant. In addition, the number of shares subject to the 1999 Stock Option Plan and the shares purchasable upon the exercise of any options granted under the plan will be adjusted in the event of certain stock dividends, stock splits and certain other capital changes. During 2001, no options were granted under the 1999 Stock Option Plan to any director.

Certain Transactions with Management

      The company has had, and expects in the future to have, banking transactions in the ordinary course of business with many of its directors, executive officers and principal shareholders (and their associates) on substantially the same terms as those prevailing for comparable transactions with others. All loans by the company to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

      Steven I. Pfeffer, a director of the company, is a shareholder in and the secretary of the law firm of Levin, Shea, Pfeffer & Topas, P.A. The firm performed general legal services for the company and the bank during 2001, and continues to perform such services in 2002. In 2001, Levin, Shea and Pfeffer, P.A. was paid approximately $128,600 directly from the company and approximately $122,200 from third party payments such as mortgage reviews for a total of approximately $250,800.

Required Vote

      DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ITS NOMINEES FOR DIRECTOR.

                              INDEPENDENT AUDITORS

         The company's independent auditors for the fiscal year ended December 31, 2001 were Grant Thornton LLP. The company's board of directors has appointed Grant Thornton LLP to continue as independent auditors for the bank and the company for the year ending December 31, 2002. Grant Thornton LLP has advised the company that one or more of its representatives will be present at the annual meeting to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

         The company was billed the aggregate amount of $48,600 for fiscal year 2001 for professional services rendered by Grant Thornton LLP for audit of the company's annual financial statements for 2001 and review of the financial statements included in the company's Forms 10-QSB during 2001

Financial Information System Design and Implementation Fees

         Grant Thornton LLP did not perform any financial information system design or implementation services for the company during 2001.

All Other Fees

         The company was billed $47,917 for non-audit services by Grant Thornton LLP during 2001. These non-audit services consisted of the preparation of the company's tax returns and assistance in connection with the company's registration statement, form SB-2. Other than these fees and the fees set forth above under Audit Fees, the company was not billed for any services by Grant Thornton LLP for fiscal year 2001.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the company's officers and directors, and persons who own more than ten percent of a registered class of the company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the company with copies of all Section 16(a) forms they file.

      The company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2001.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders to be included in the company's 2003 proxy material must be received by the secretary of the company no later than November 15, 2002

                                  OTHER MATTERS

      The board of directors is not aware of any other matters which may come before the annual meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the board of directors.

      Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the board of directors, and return it in the enclosed envelope.

                                     By Order of the Board of Directors



                                     C. Herbert Schneider
                                     President and Chief Executive Officer

[X] PLEASE MARK VOTES                                     REVOCABLE PROXY
    AS IN THIS EXAMPLE                            FIRST WASHINGTON FINANCIALCORP                                 With-    For All
                                                                                                         For     hold     Except
               ANNUAL MEETING OF SHAREHOLDERS                      1. Election of the following three    [  ]    [  ]      [  ]
                       APRIL 24, 2002                                 (3) nominees to each serve on
       Solicited on Behalf of the Board of Directors                  the Board of Directors until
                                                                      the 2005 Annual Meeting and
   The undersigned hereby appoints Edna K. Stout and Lewis            until their successors are
H. Foulke, Jr. and each of them, with full power of                   elected and duly qualified:
substitution, to vote all of the shares of First Washington
FinancialCorp (the "Company") standing in the undersigned's           C. Herbert Schneider     Joe J. Mayes      Steven I. Pfeffer
name at the Annual Meeting of Shareholders of the Company,
to be held at the Main Office of First Washington State               INSTRUCTION: To withhold authority to vote for any
Bank, US Route 130 and Main Street, Windsor, New Jersey, on           individual nominee, mark "For All Except" and write that
Wednesday, April 24, 2002 at 3:30 pm, and at any adjournment          nominee's name in the space provided below.
thereof. The undersigned hereby revokes any and all proxies
heretofore given with respect to such meeting.                        ____________________________________________________________

                                                                      2. In their discretion, such other business as may properly come before the meeting.

                                                                         This proxy will be voted as specified. If no choice is
                                                                      specified, the proxy will be voted "FOR" (1) Management's
                                                                      nominees to the Board of Directors.

                                                                         The Board of Directors recommends a vote "FOR" the
                                                                      proposal.

                                                                         Please sign exactly as your name appears. When signing as
                                                                      an executor, administrator, guardian, trustee, or attorney, please give title as such. If signer is a corporation,
                                                                      please sign the full corporate name and then an authorized officer should sign his name and print his name and title
                                                                      below his signature. If the shares are held in joint name, all joint owners should sign.


                                            --------------------
Please be sure to sign and date             Date
 this proxy in the box below.
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-- Shareholder sign above ----- Co-holder (if any) sign above --

                             o Detach above card, date, sign and mail in return envelope provided. o

                                                  FIRST WASHINGTON FINANCIALCORP

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                             PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

________________________________________________

________________________________________________

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